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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                -----------------

                                    FORM 8-K

                                 CURRENT REPORT


                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): April 27, 1999
                                                         ----------------

                       PIONEER-STANDARD ELECTRONICS, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


      Ohio                          0-5734                    34-0907152
---------------                  ------------             -------------------
(State or other                  (Commission               (I.R.S. Employer
 jurisdiction of                  File Number)            Identification No.)
 incorporation)


   4800 EAST 131ST STREET, CLEVELAND, OHIO                       44108
   ----------------------------------------                    ---------
   (Address of principal executive offices)                    (Zip Code)


Registrant's telephone number, including area code:   (216) 587-3600
                                                   -------------------


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ITEM 5.  OTHER EVENTS.

         On April 27, 1999, Pioneer-Standard Electronics, Inc. (the "Company") issued a news release, a copy of which is filed herewith as Exhibit 99.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         Exhibits.

                  Exhibit 99 News Release dated April 27, 1999.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             PIONEER-STANDARD ELECTRONICS, INC.


Date:  April 27, 1999                        By /s/ John V. Goodger
                                               --------------------------------
                                                  John V. Goodger
                                                  Vice President and Treasurer





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                                  EXHIBIT INDEX

         Exhibit No.                   Description of Document
         -----------                   -----------------------

             99          News release dated April 27, 1999, from the Company.







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